UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 11, 2006
                Date of Report (Date of earliest event reported)


                              CALLAWAY GOLF COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-10962                  95-3797580
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


    2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA                    92008-7328
     (Address of principal executive offices)                     (Zip Code)

                                 (760) 931-1771
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.*

     On April 11, 2006, Callaway Golf Company issued a press release captioned "Callaway Golf Company Releases Preliminary First Quarter 2006 Net Sales and Earnings." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.*

        (c) Exhibits.
            ---------

               The following exhibit is being furnished herewith:

               Exhibit 99.1 Press Release, dated April 11, 2006, captioned "Callaway Golf Company Releases Preliminary First Quarter 2006 Net Sales and Earnings."

* The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CALLAWAY GOLF COMPANY


Date:  April 11, 2006                   By:     /s/ Bradley J. Holiday
                                               ---------------------------------
                                        Name:  Bradley J. Holiday
                                        Title: Senior Executive Vice President
                                               and Chief Financial Officer

                                  Exhibit Index
                                  -------------

   Exhibit Number        Description
   --------------        -----------

       99.1 Press release, dated April 11, 2006, captioned "Callaway Golf Company Releases Preliminary First Quarter 2006 Net Sales and Earnings."